                                                         Exhibit Index on Page 4



     As filed with the Securities and Exchange Commission on July 2, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     JUNE 18, 1998


Commission File Number:    1-6064


                                ALEXANDER'S, INC.
             (Exact name of registrant as specified in its charter)



                   DELAWARE                                  51-0100517
(State or other jurisdiction of incorporation)               (I.R.S. Employer
                                                          Identification Number)


PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY                   07663
    (Address of principal executive offices)                    (Zip Code)



                                 (201)587-8541
              (Registrant's telephone number, including area code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)



                                     Page 1
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ITEM 1.           NOT APPLICABLE.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On June 18, 1998, Alexander's, Inc. ("Alexander's") increased its interest in the Kings Plaza Mall (the "Mall") to 100% by acquiring Federated Department Store's 50% interest. The purchase price was approximately $28,000,000, which was paid in cash. Alexander's has owned a 50% interest in the Mall since it was built in 1970.

                  The two-level Mall contains approximately 430,000 square feet and is part of the Kings Plaza Shopping Center (the "Center"). The Center, which contains approximately 1.1 million square feet of retail space and a five-level parking structure, is located at the intersection of Flatbush Avenue and Avenue U in Brooklyn, NY. In addition to owning the Mall, Alexander's owns one of the Center's anchor stores, which is principally leased to Sears. The other anchor store is owned by Federated and operated as a Macy's department store.

                  In connection with the acquisition and to fund the purchase price, Alexander's has completed a $90 million three-year mortgage loan with Union Bank of Switzerland. The loan is secured by the Kings Plaza Mall and the Alexander's anchor store and bears interest at LIBOR plus 1.25%. In addition, Alexander's expects to complete a $30 million construction loan with the Union Bank of Switzerland, of which approximately $15 million will be advanced in the future to partially fund a renovation of the Mall, as will approximately $15 million for the refurbishment of the Macy's store.


                  These transactions were arrived at through arms-length negotiations.

ITEM 3-6.         NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) The required financial statements will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after the required filing date of this Current Report on Form 8-K.

         (b) The required pro forma financial information will be filed on Form 8-K/A as soon as practicable, but in any event within 60 days after the required filing date of this Current Report on Form 8-K.

         Exhibit No.                               Exhibit
         -----------                               -------
             2.1             Agreement of Purchase and Sale, dated June 18,
                             1998, amongst Kings Plaza Shopping Center of
                             Avenue U, Inc. and Garage Park Corp., as sellers,
                             and Alexander's Department Stores of Brooklyn, Inc.
                             and Admo Realty Corp., as purchasers.

            99.1             Press Release, dated June 18, 1998, of Alexander's,
                             Inc.

ITEMS 8-9.        Not Applicable.


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                                ALEXANDER'S, INC.


                                   SIGNATURES






              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     ALEXANDER'S, INC.
                                                       (Registrant)



Date: July 2, 1998                                /s/ Joseph Macnow
                                            ------------------------------------
                                                       JOSEPH MACNOW
                                               Vice President-Chief Financial
                                            Officer and Chief Accounting Officer




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                                INDEX TO EXHIBITS





    EXHIBIT NO:                              EXHIBIT
    -----------                              -------
    2.1         Agreement of Purchase and Sale, dated June 18, 1998, amongst
                Kings Plaza Shopping Center of Avenue U, Inc. and Garage Park
                Corp., as sellers, and Alexander's Department Stores of
                Brooklyn, Inc. and Admo Realty Corp., as purchasers.


   99.1         Press Release, dated June 18, 1998, of Alexander's,
                Inc.






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